UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2013

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 10, 2013. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of David A. Daberko, Craig S. Morford, Frank C. Sullivan and Thomas C. Sullivan as Directors of the Company. The nominees were elected as Directors with the following votes:

David A. Daberko
For	74,652,073
Withheld	27,634,135
Broker non-votes	16,902,262
Craig S. Morford
For	101,304,639
Withheld	981,569
Broker non-votes	16,902,262
Frank C. Sullivan
For	81,791,349
Withheld	20,494,859
Broker non-votes	16,902,262
Thomas C. Sullivan
For	81,672,453
Withheld	20,613,755
Broker non-votes	16,902,262

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: John P. Abizaid, Bruce A. Carbonari, Salvatore D. Fazzolari, Thomas S. Gross, Frederick R. Nance, Charles A. Ratner, William B. Summers, Jr., Dr. Jerry Sue Thornton and Joseph P. Viviano. William A. Papenbrock retired as a Director effective as of the expiration of his term at the Annual Meeting.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	75,904,320
Against	25,439,341
Abstain	942,547
Broker non-votes	16,902,262

(iii) The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2014 was approved with the following votes:

For	118,039,020
Against	771,666
Abstain	377,784
Broker non-votes	0

For information on how the votes for the above matters were tabulated, see the Company’s definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 10, 2013.

Item 8.01. Other Events.

On October 10, 2013, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 10, 2013, announcing a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date October 17, 2013

/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company, dated October 10, 2013, announcing a dividend increase.